Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
(1)	Summary of Significant Accounting Policies
(a)	Basis of Presentation

The consolidated financial statements include the accounts of Superior Energy Services, Inc. and subsidiaries (the Company). All significant intercompany accounts and transactions are eliminated in consolidation. Certain previously reported amounts have been reclassified to conform to the 2010 presentation.

(b)	Business

The Company is a leading provider of specialized oilfield services and equipment focusing on serving the production and drilling related needs of oil and gas companies. The Company provides most of the services, tools and liftboats necessary to maintain, enhance and extend producing wells, as well as plug and abandonment services at the end of their life cycle.

(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Major Customers and Concentration of Credit Risk

The majority of the Company’s business is conducted with major and independent oil and gas exploration companies. The Company evaluates the financial strength of its customers and provides allowances for probable credit losses when deemed necessary.

The market for the Company’s services and products is the offshore and onshore oil and gas industry in the United States and select international market areas. Oil and gas companies make capital expenditures on exploration, drilling and production operations. The level of these expenditures historically has been characterized by significant volatility.

The Company derives a large amount of revenue from a small number of major and independent oil and gas companies. In 2010, no single customer accounted for more than 10% of total revenue. In 2009 and 2008, Chevron accounted for approximately 15% and 12%, respectively, Apache accounted for approximately 13% and 11%, respectively and BP accounted for approximately 11% of total revenue each year primarily related to our subsea and well enhancement segment.

In addition to trade receivables, other financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and derivative instruments used in hedging activities. The Company periodically evaluates the creditworthiness of financial institutions which may serve as a counterparty. The financial institutions in which the Company transacts business are large, investment grade financial institutions which are “well-capitalized” under applicable regulatory capital adequacy guidelines, thereby minimizing its exposure to credit risks for deposits in excess of federally insured amounts and for failure to perform as the counterparty on interest rate swap agreements.
(e)	Cash Equivalents

The Company considers all short-term investments with a maturity of 90 days or less when purchased to be cash equivalents.

(f)	Accounts Receivable and Allowances

Trade accounts receivable are recorded at the invoiced amount or the earned amount but not yet invoiced and do not bear interest. The Company maintains allowances for estimated uncollectible receivables including bad debts and other items. The allowance for doubtful accounts is based on the Company’s best estimate of probable uncollectible amounts in existing accounts receivable. The Company determines the allowance based on historical write-off experience and specific identification.

(g)	Inventory and Other Current Assets

Inventory and other current assets include approximately $70.0 million and $38.4 million of inventory at December 31, 2010 and 2009, respectively. Our inventory balance at December 31, 2010 consisted of $31.4 million of finished goods, $1.4 million of work-in-process, $2.2 million of raw materials and $35.0 million of supplies and consumables. Our inventory balance at December 31, 2009 consisted primarily of supplies and consumables. Inventories are stated at the lower of cost or market. Cost is determined on an average cost basis for finished goods and work-in-process. Supplies and consumables consist principally of products used in our services provided to customers.

Additionally, inventory and other current assets include approximately $146.9 million and $210.0 million of costs incurred and estimated earnings in excess of billings on uncompleted contracts at December 31, 2010 and 2009, respectively. The Company follows the percentage-of-completion method of accounting for applicable contracts. Accordingly, income is recognized in the ratio that costs incurred bears to estimated total costs. Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined.

(h)	Property, Plant and Equipment

Property, plant and equipment are stated at cost, except for assets acquired using purchase accounting, which are recorded at fair value as of the date of acquisition. With the exception of the Company’s liftboats, derrick barges and dynamically positioned subsea vessels, depreciation is computed using the straight line method over the estimated useful lives of the related assets as follows:

Buildings and improvements	3 to 40 years
Marine vessels and equipment	5 to 25 years
Machinery and equipment	2 to 20 years
Automobiles, trucks, tractors and trailers	3 to 10 years
Furniture and fixtures	2 to 10 years
The Company’s liftboats, derrick barges and dynamically positioned subsea vessels are depreciated using the units-of-production method based on the utilization of the vessels and are subject to a minimum amount of annual depreciation. The units-of-production method is used for these assets because depreciation and depletion occur primarily through use rather than through the passage of time.

The Company capitalizes interest on the cost of major capital projects during the active construction period. Capitalized interest is added to the cost of the underlying assets and is amortized over the useful lives of the assets. The Company capitalized approximately $2.7 million, $2.9 million and $3.1 million in 2010, 2009 and 2008, respectively, of interest for various capital projects.

During the fourth quarter of 2010, the Company recorded a reduction in the value of assets totaling $32.0 million in connection with liftboat components primarily related to the two partially completed 265-foot class liftboats. After a thorough and comprehensive evaluation, the Company concluded in December that it was impractical to complete these vessels. As such, the Company reduced the carrying value in these assets to their respective net realizable value and will utilize the remaining components as spares for the existing fleet.

Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is assessed by a comparison of the carrying amount of assets to their fair value calculated, in part, by the future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value. Assets are grouped by subsidiary or division for the impairment testing, except for liftboats, which are grouped together by leg length. These groupings represent the lowest level of identifiable cash flows. The Company has long-lived assets, such as facilities, utilized by multiple operating divisions that do not have identifiable cash flows. Impairment testing for these long-lived assets is based on the consolidated entity. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. For the year ended December 31, 2009, we recorded approximately $119.8 million reduction in the value of property, plant and equipment due to the decline in the North American land market area (see note 3).

(i)	Goodwill

The Company follows authoritative guidance for goodwill and other intangible assets. This guidance requires that goodwill as well as other intangible assets with indefinite lives no longer be amortized, but instead tested annually for impairment. To test for impairment at December 31, 2010, the Company identified its reporting units (which are consistent with the Company’s operating segments) and determined the carrying value of each reporting unit by assigning the assets and liabilities, including goodwill and intangible assets, to the reporting units. The Company then estimated the fair value of each reporting unit and compared it to the reporting unit’s carrying value. Based on this test, the fair values of the reporting units substantially exceeded the carrying amounts. No impairment loss was recognized in the years ended December 31, 2010, 2009 or 2008 under this method. The following table summarizes the activity for the Company’s goodwill for the years ended December 31, 2010 and 2009 (amounts in thousands):

	Subsea and	Drilling
	Well	Products and
	Enhancement	Services	Marine	Total

Balance, December 31, 2008	$332,078	$134,620	$11,162	$477,860
Disposition activities	—	—	(229)	(229)
Additional consideration paid or accrued for prior acquisitions	—	1,731	—	1,731
Foreign currency translation adjustment	33	3,085	—	3,118

Balance, December 31, 2009	$332,111	$139,436	$10,933	$482,480

Acquisition activities	93,650	—	—	93,650
Disposition activities	—	—	(80)	(80)
Additional consideration paid for prior acquisitions	14,029	1,000	—	15,029
Foreign currency translation adjustment	(2,106)	(973)	—	(3,079)

Balance, December 31, 2010	$437,684	$139,463	$10,853	$588,000

If, among other factors, (1) the Company’s market capitalization declines and remains below its stockholders’ equity, (2) the fair value of the reporting units decline, or (3) the adverse impacts of economic or competitive factors are worse than anticipated, the Company could conclude in future periods that impairment losses are required.
(j)	Notes Receivable

Notes receivable consist of commitments from the seller of oil and gas properties towards the abandonment of the acquired properties. Pursuant to the agreement with the seller, the Company will invoice the seller agreed upon amounts at the completion of certain decommissioning activities. The gross amount of these notes total $115.0 million and is recorded at present value using an effective interest rate of 6.58%. The related discount is amortized to interest income based on the expected timing of the platform’s removal.

(k)	Intangible and Other Long-Term Assets

Intangible and other long-term assets consist of the following at December 31, 2010 and 2009 (amounts in thousands):

	December 31, 2010			December 31, 2009
	Gross	Accumulated	Net	Gross	Accumulated	Net
	Amount	Amortization	Balance	Amount	Amortization	Balance
Customer relationships	$23,306	$(4,317)	$18,989	$12,826	$(2,777)	$10,049
Tradenames	17,924	(1,622)	16,302	2,654	(808)	1,846
Non-compete agreements	1,320	(1,211)	109	1,465	(1,117)	348
Debt acquisition costs	25,886	(14,412)	11,474	20,704	(10,237)	10,467
Deferred compensation plan assets	10,820	—	10,820	12,382	—	12,382
Escrowed cash	33,013	—	33,013	—	—	—
Long-term assets held as major replacement spares	19,999	—	19,999	13,774	—	13,774
Other	3,780	(503)	3,277	2,412	(309)	2,103

Total	$136,048	$(22,065)	$113,983	$66,217	$(15,248)	$50,969

Customer relationships, tradenames, and non-compete agreements are amortized using the straight line method over the life of the related asset with weighted average useful lives of 13 years, 18 years, and 3 years, respectively. Debt acquisition costs are amortized primarily using the effective interest method over the life of the related debt agreements with a weighted average useful life of 7 years. Amortization of debt acquisition costs is recorded in interest expense. Amortization expense (exclusive of debt acquisition costs) was approximately $3.3 million, $4.3 million and $9.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. Estimated annual amortization of intangible assets (exclusive of debt acquisition costs) will be approximately $3.1 million for 2011and 2012, $3.0 million for 2013 and 2014 and $2.9 million for 2015, excluding the effects of any acquisitions or dispositions subsequent to December 31, 2010.

In connection with the review for impairment of long-lived assets in accordance with authoritative guidance, the Company recorded approximately $92.7 million as a reduction in the value of intangible assets during the year ended December 31, 2009 (see note 3).

(l)	Decommissioning Liabilities

In connection with the acquisition of the Bullwinkle platform and its related assets, the Company records estimated future decommissioning liabilities in accordance with the authoritative guidance related to asset retirement obligations (decommissioning liabilities), which requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred, with a corresponding increase in the carrying amount of the related long-lived asset. Subsequent to initial measurement, the decommissioning liability is required to be accreted each period to present value. The Company’s decommissioning liabilities associated with the Bullwinkle platform and its related assets consist of costs related to the plugging of wells, the removal of the related facilities and equipment, and site restoration.
Whenever practical, the Company utilizes its own equipment and labor services to perform well abandonment and decommissioning work. When the Company performs these services, all recorded intercompany revenues and related costs of services are eliminated in the consolidated financial statements. The recorded decommissioning liability associated with a specific property is fully extinguished when the property is abandoned. The recorded liability is first reduced by all cash expenses incurred to abandon and decommission the property. If the recorded liability exceeds (or is less than) the Company’s total costs, then the difference is reported as income (or loss) within revenue during the period in which the work is performed. The Company reviews the adequacy of its decommissioning liabilities whenever indicators suggest that the estimated cash flows needed to satisfy the liability have changed materially. The timing and amounts of these expenditures are estimates, and changes to these estimates may result in additional (or decreased) liabilities recorded, which in turn would increase (or decrease) the carrying values of the related assets. The Company reviews its estimates for the timing of these expenditures on a quarterly basis.

In connection with the acquisition of Superior Completion Services, the Company assumed approximately $10.0 million of decommissioning liabilities associated with restoring two chartered vessels to the original condition in which they were received.

The following table summarizes the activity for the Company’s decommissioning liabilities for the year ended December 31, 2010 (amounts in thousands):

Decommissioning liabilities, December 31, 2009	$—
Liabilities acquired and incurred	136,559
Liabilities settled	(1,759)
Accretion	7,018
Revision in estimated liabilities	(24,102)

Decommissioning liabilities, December 31, 2010	117,716

Less: current portion	16,929

Long-term decommissioning liabilities, December 31, 2010	$100,787

(m)	Revenue Recognition

Revenue is recognized when services or equipment are provided. The Company contracts for marine and subsea and well enhancement projects either on a day rate or turnkey basis, with a vast majority of its projects conducted on a day rate basis. The Company’s drilling products and services are rented on a day rate basis, and revenue from the sale of equipment is recognized when the equipment is shipped. Reimbursements from customers for the cost of drilling products and services that are damaged or lost down-hole are reflected as revenue at the time of the incident. The Company is accounting for the revenue and related costs on a large-scale platform decommissioning contract on the percentage-of-completion method utilizing costs incurred as a percentage of total estimated costs (see note 5). Subsequent to the acquisition of Bullwinkle and prior to the sale of 75% of its interest in SPN Resources, the Company recognized oil and gas revenue from its interests in producing wells as oil and natural gas was sold from those wells.

(n)	Taxes Collected from Customers

In connection with authoritative guidance related to taxes collected from customers and remitted to governmental authorities, the Company elected to net taxes collected from customers against those remitted to government authorities in the financial statements consistent with the historical presentation of this information.
(o)	Income Taxes

The Company accounts for income taxes and the related accounts under the asset and liability method. Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws.

(p)	Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed in the same manner as basic earnings per share except that the denominator is increased to include the number of additional common shares that could have been outstanding assuming the exercise of stock options and restricted stock units and the potential shares that would have a dilutive effect on earnings per share.

Stock options and restricted stock units of approximately 1,650,000, 1,180,000 and 240,000 shares were excluded in the computation of diluted earnings per share for the years ended December 31, 2010, 2009 and 2008, respectively, as the effect would have been anti-dilutive.

In connection with the Company’s outstanding senior exchangeable notes, there could be a dilutive effect on earnings per share if the price of the Company’s common stock exceeds the initial exchange price of $45.58 per share for a specified period of time. In the event the Company’s common stock exceeds $45.58 per share for a specified period of time, the first $1.00 the price exceeds $45.58 would cause a dilutive effect of approximately 188,400 shares. As the share price continues to increase, dilution would continue to occur but at a declining rate. The impact on the calculation of earnings per share varies depending on when during the quarter the $45.58 per share price is reached (see note 8).

(q)	Financial Instruments

The fair value of the Company’s financial instruments of cash equivalents and accounts receivable approximates their carrying amounts. The fair value of the Company’s debt was approximately $902.5 million and $853.2 million at December 31, 2010 and 2009, respectively. The fair value of these debt instruments is determined by reference to the market value of the instrument as quoted in an over-the-counter market.

(r)	Foreign Currency

Results of operations for foreign subsidiaries with functional currencies other than the U.S. dollar are translated using average exchange rates during the period. Assets and liabilities of these foreign subsidiaries are translated using the exchange rates in effect at the balance sheet dates, and the resulting translation adjustments are reported as accumulated other comprehensive income (loss) in the Company’s stockholders’ equity.

For international subsidiaries where the functional currency is the U.S. dollar, financial statements are remeasured into U.S. dollars using the historical exchange rate for most of the long-term assets and liabilities and the balance sheet date exchange rate for most of the current assets and liabilities. An average exchange rate is used for each period for revenues and expenses. These transaction gains and losses, as well as any other transactions in a currency other than the functional currency, are included in general and administrative expenses in the consolidated statements of operations in the period in which the currency exchange rates change. For the years ended December 31, 2010, 2009 and 2008 the Company recorded approximately $1.6 million, $3.5 million and $4.3 million of foreign currency gains, respectively.
(s)	Stock-Based Compensation

In accordance with authoritative guidance related to stock compensation, the Company records compensation costs relating to share based payment transactions within the general and administrative expenses in the financial statements. The cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity award).

(t)	Hedging Activities

In an effort to achieve a more balanced debt portfolio by targeting an overall desired position of fixed and floating rates, the Company entered into an interest rate swap in March 2010. Under this agreement, the Company is entitled to receive semi-annual interest payments at a fixed rate of 6 7/8% per annum and is obligated to make quarterly interest payments at a variable rate. Interest rate swap agreements that are effective at hedging the fair value of fixed-rate debt agreements are designated and accounted for as fair value hedges. At December 31, 2010, the Company had fixed-rate interest on approximately 63% of its long-term debt. As of December 31, 2010, the Company had a notional amount of $150 million related to this interest rate swap with a variable interest rate, which is adjusted every 90 days, based on LIBOR plus a fixed margin.

From time to time, the Company enters into forward foreign exchange contracts to hedge the impact of foreign currency fluctuations. The forward foreign exchange contracts generally have maturities ranging from one to eighteen months. The Company does not enter into forward foreign exchange contracts for trading purposes. During the years ended December 31, 2010 and 2008, the Company held foreign currency forward contracts outstanding in order to hedge exposure to currency fluctuations. During the year ended December 31, 2009, the Company did not hold any foreign currency forward contracts. These contracts are not designated as hedges, for hedge accounting treatment, and are marked to fair market value each period. As of December 31, 2010, we had no outstanding foreign currency forward contracts.

(u)	Other Comprehensive Loss

The following table reconciles the change in accumulated other comprehensive loss for the years ended December 31, 2010 and 2009 (amounts in thousands):

	Year Ended December 31,
	2010	2009
Accumulated other comprehensive loss, net, December 31, 2009 and 2008, respectively	$(18,996)	$(32,641)

Other comprehensive income (loss), net of tax:
Hedging activities:
Unrealized gain (loss) on hedging activities for equity-method investments, net of tax of ($2,279) in 2009	—	(3,881)
Foreign currency translation adjustment	(6,704)	17,526

Total other comprehensive income (loss)	(6,704)	13,645

Accumulated other comprehensive loss, net,
December 31, 2010 and 2009, respectively	$(25,700)	$(18,996)